UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2023 (October 27, 2023)

SDCL EDGE Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40980	98-1583135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 East 42nd Street, Suite 1100, New York, NY	10165
(Address of principal executive offices)	(Zip Code)

(212) 488-5509
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SEDA.U	New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	SEDA	New York Stock Exchange LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SEDA.WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2023, SDCL EDGE Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company (“CST”) entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of October 28, 2021, relating to the Company’s Trust Account to permit CST, as trustee, to effectuate the Company’s instructions to liquidate the U.S. government securities or money market funds previously held in the Trust Account and to subsequently hold such funds in an interest-bearing demand deposit bank account.

The foregoing summary of the Trust Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Trust Agreement Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K under the heading “Proposal 1” is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On October 30, 2023, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”), at which holders of 17,164,852 ordinary shares, comprised of 14,345,520 Class A ordinary shares, par value $0.0001 per share of the Company (“Class A ordinary shares”), and 2,819,332 Class B ordinary shares, par value $0.0001 per share of the Company (“Class B ordinary shares,” and together with the Class A ordinary shares, the “ordinary shares”), were present in person or by proxy, representing approximately 68.7% of the voting power of the 24,994,057 issued and outstanding ordinary shares of the Company, comprised of 19,995,246 Class A ordinary shares and 4,998,811 Class B ordinary shares, entitled to vote at the Extraordinary General Meeting at the close of business on September 27, 2023, which was the record date (the “record date”) for the Extraordinary General Meeting. Shareholders of record as of the close of business on the record date are referred to herein as “shareholders.”

In connection with the Extension, a total of 44 shareholders have elected to redeem an aggregate of 6,817,313 Class A ordinary shares, representing approximately 34.1% of the issued and outstanding Class A ordinary shares. As a result, $72,546,419.86 will be paid out of the Company’s Trust Account in connection with the redemptions, representing a redemption price per Class A ordinary share of approximately $10.64. A summary of the voting results at the Extraordinary General Meeting for each of the proposals is set forth below.

Proposal 1

The shareholders approved, by special resolution, the proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”) or (2) (i) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (ii) redeem all of the Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021 (the “IPO”), from November 2, 2023 to March 2, 2024 (the “Extended Date”) and to allow the board of directors of the Company, without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to four times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to July 2, 2024 (the “Extension Proposal”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
16,619,547	545,300	5	N/A

On October 30, 2023, to effectuate the Extension, the Company filed with the Cayman Islands Registrar of Companies the amendment to the amended and restated memorandum and articles of association of the company (the “Charter amendment”). The foregoing description of the Charter amendment does not purport to be complete and is qualified in its entirety by the terms of the Charter amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 2

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, was not presented at the Extraordinary General Meeting, as the Extension Proposal received a sufficient number of votes required for approval.

Item 7.01 Regulation FD Disclosure.

On October 31, 2023, the Company issued a press release regarding the matters discussed in Item 5.07, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company
10.1	Amendment No. 1 to the Investment Management Trust Agreement, dated as of October 27, 2023, by and between SDCL EDGE Acquisition Corp and Continental Stock Transfer & Trust Company, as trustee.
99.1	Press Release, dated October 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SDCL EDGE Acquisition Corp

Date: October 31, 2023

	By:	/s/ Ned Davis
	Name:	Ned Davis
	Title:	Chief Financial Officer

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